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                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 16, 2004
                                                         ----------------

                           FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

        South Carolina                 001-12669                 57-079935
(State or other jurisdiction    (Commission File Number)       (IRS  Employer
       of incorporation)                                     Identification No.)

    520 Gervais Street
  Columbia, South Carolina                                  29201-3046
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175


          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

     (c) The following materials are filed as an exhibit to this Current Report on Form 8-K:

          99.1 Press release dated January 16, 2004

Item 9. Regulation FD Disclosure.

     The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition": On January 16, 2004, First National Corporation issued a press release announcing its financial results for the fourth quarter ended December 31, 2003 and certain other information. A copy of First National Corporation's press release is attached as Exhibit
     99.1 to this report and incorporated into this Item 12 by reference.

     Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934, as amended. First National Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) Credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) Interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (3) Liquidity risk affecting the bank's ability to meet its obligations when they come due; (4) Price risk focusing on changes in market factors that may affect the value of traded instruments in mark-to-market portfolios; (5) Transaction risk arising from problems with service or product delivery; (6) Compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;
     (7) Strategic risk resulting from adverse business decisions or improper implementation of business decisions; and (8) Reputation risk that adversely effects earnings or capital arising from negative public opinion.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                              FIRST NATIONAL CORPORATION


January 16, 2004                              By:  /s/  Richard C. Mathis
                                                   ----------------------
                                                   Richard C. Mathis
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                  Exhibit Index

Exhibit  No.          Description of Exhibit
------------          ----------------------

99.1                  Press Release dated January 16, 2004